
"Regular" Distribution Date:                         Yamaha Motor Master Trust                            Collection Period Ending:
       15-Jun-98                      6.25% Series 1994-1, 6.20% Series 1995-1 & Series 1998-1                        31-May-98
------------------------------------------------------------------------------------------------------------------------------------

A. INFORMATION REGARDING  THE  YAMAHA MOTOR MASTER  TRUST
---------------------------------------------------------

1.  Aggregate Pool Balance as of the beginning of the
    preceding Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   545,460,597.58

2.  Aggregate amount of Collections during the preceding
    Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   135,346,257.71

     a) Collections other than finance charges, cash Adjustment Payments
        and cash Transferor Deposit Amounts. . . . . . . . . . . . . . . . . . . . . . .   133,195,588.09

     b) Finance Charge collections. . . . . . . . . . . . . . . . . . . . . . . . . . . .    2,150,669.62

     c) Cash Adjustment Payments. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       0.00

     d) Cash Transferor Deposit Amounts . . . . . . . . . . . . . . . . . . . . . . . . .       0.00

3.  Aggregate amount of receivables written off (net of recoveries) during the
    preceding Collection Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     20,804.87

4.  Aggregate amount of non-cash Adjustment Payments during the preceding
    Collection Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7,866,692.09

5.  Aggregate amount of non-cash Transferor Deposit Amounts during the preceding
    Collection Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       0.00

6.  Aggregate amount of additional Receivables during
    the Preceding Collection period . . . . . . . . . . . . . . . . . . . . . . . . . . .   89,547,288.39

7.  Aggregate Pool Balance as of the end of the preceding
    Collection Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  493,924,800.92

8.  The aggregate Trust Principal Component as of the beginning of the preceding Collection Period was . . . . . . . . . . . . . . . . . . . . . . . . . . .  537,278,688.62

9.  The aggregate amount of Principal Collections during the preceding Collection Period was . . . . . . . . . . . . . . . . . . . . . . . . . . .  127,164,348.75

10. The aggregate amount of Defaulted Receivables during the preceding
    Collection Period was . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       20,492.80

11. The aggregate Trust Principal Component as of the end of the preceding Collection Period was . . . . . . . . . . . . . . . . . . . . . . . . . . .  486,515,928.91

12. The aggregate amount of Yield Collections during the preceding
    Collection Period was . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8,181,908.96

13.  The Discount Factor during the preceding Collection Period was . . . . . . . . . . .        1.50%

14. The Monthly Payment Rate during the preceding Collection Period was . . . . . . . . .       24.81%

15. Defaulted Receivables ( [ charged-off receivables less recoveries ] x
    [1-Discount rate] ) during the preceding Collection Period, expressed as an annual percentage of the Trust Principal Component as of  the beginning
    of the preceding Collection Period, were. . . . . . . . . . . . . . . . . . . . . . .        0.05%

16. "Finance Charge" collections during the preceding Collection Period,

    expressed as an annual percentage of the Pool Balance as of the
    beginning of the preceding Collection Period, were. . . . . . . . . . . . . . . . . .        4.73%


B. INFORMATION REGARDING THE SERIES INVESTED AMOUNTS & TRANSFEROR AMOUNT
------------------------------------------------------------------------


                                                                         Series          Series           Series
                                                                         1994-1          1995-1           1998-1       Aggregate
                                                                         ------          ------           ------       ---------
1. Aggregate Invested Amount and Pool Factor as of the beginning of the preceding Collection Period

   a) Class A Invested Amount. . . . . . . . . . . . . . . . . . . . 150,000,000.00   100,000,000.00   75,500,000.00  325,500,000.00
      Class A Percentage (% of Invested Amount). . . . . . . . . . .     82.00%           82.00%           88.50%         83.42%

        Series 1998-1 Commercial Paper Principal Component . . . . .     ---              ---          75,500,000.00  75,500,000.00
        Series 1998-1 APA Bank Loan Balance. . . . . . . . . . . . .     ---              ---              0.00           0.00

   b)  Less Principal Funding Account or Capitalized Interest
       Account (1998-1 only) . . . . . . . . . . . . . . . . . . . .     0.00             0.00          500,000.00      500,000.00

   c)  Equals Class A Adjusted Invested Amount . . . . . . . . . . . 150,000,000.00   100,000,000.00   75,000,000.00  325,000,000.00

   d)  Class B Invested Amount . . . . . . . . . . . . . . . . . . .  32,926,829.27    21,951,219.51    9,810,734.46   64,688,783.24
       Class B Percentage (% of Invested Amount                         18.00%           18.00%           11.50%         16.58%

   e)  Aggregate Invested Amount . . . . . . . . . . . . . . . . . . 182,926,829.27   121,951,219.51   85,310,734.46  390,188,783.24

   f)  Class A Pool Factor . . . . . . . . . . . . . . . . . . . . .  1.0000000        1.0000000            ---

   g)  Class B Pool Factor . . . . . . . . . . . . . . . . . . . . .  1.0000000        1.0000000            ---

2. Aggregate Invested Amount and Pool Factor as of the end of the preceding Collection Period

   a)  Class A Invested Amount . . . . . . . . . . . . . . . . . . . 150,000,000.00   100,000,000.00   71,544,297.90  321,544,297.90
       Class A Percentage (% of Invested Amount. . . . . . . . . . .   100.00%          100.00%         100.00%         100.00%

        Series 1998-1 Commercial Paper Principal Component . . . . .     ---              ---         75,632,846.98   75,632,846.98
        Series 1998-1 APA Bank Loan Balance. . . . . . . . . . . . .     ---              ---              0.00           0.00
        Series 1998-1 balance of Undistributed Principal Collections     ---              ---         (4,088,549.08) (4,088,549.08)
                                                                                                      -------------  -------------
                                                                                                      71,544,297.90  71,544,297.90

   b)  Less Principal Funding Account or Capitalized Interest
        Account (1998-1 only). . . . . . . . . . . . . . . . . . . .     0.00             0.00          500,000.00      500,000.00

   c)  Equals Class A Adjusted Invested Amount . . . . . . . . . . . 150,000,000.00   100,000,000.00   71,044,297.90  321,044,297.90

   d)  Class B Invested Amount . . . . . . . . . . . . . . . . . . .  32,926,829.27    21,951,219.51    9,296,716.68   64,174,765.46

   e)  Invested Amount . . . . . . . . . . . . . . . . . . . . . . . 182,926,829.27   121,951,219.51   80,841,014.57  385,719,063.35

   f)  Class A Pool Factor . . . . . . . . . . . . . . . . . . . . .  1.0000000        1.0000000           ---

   g)  Class B Pool Factor . . . . . . . . . . . . . . . . . . . . .  1.0000000        1.0000000           ---


                                                                                         % Trust
                                                                                        Principal
                                                                       $ Amount         Component
                                                                       --------         ---------
3. Transferor Interest as of the beginning of the preceding
   Collection Period . . . . . . . . . . . . . . . . . . . . . . . . 147,089,905.37       27.38%

   a) Special Funding Account as of the beginning of the preceding
      Collection Period. . . . . . . . . . . . . . . . . . . . . . .      0.00             0.00%

4. Available Subordinated Amount as of the beginning of the
   preceding Collection Period . . . . . . . . . . . . . . . . . . .      0.00             0.00%

5. Average Class A Invested Amount (98-A calendar month) . . . . . .       --               --         75,588,066.00
   Average Class B Invested Amount (98-A calendar month) . . . . . .       --               --          9,822,178.07


B. INFORMATION REGARDING THE SERIES INVESTED AMOUNTS & TRANSFEROR AMOUNT, cont...
---------------------------------------------------------------------------------
                                                                                         % Trust
                                                                                        Principal
                                                                        Amount          Component
                                                                       --------         ---------
5. Transferor Interest as of the end of the preceding
   Collection Period . . . . . . . . . . . . . . . . . . . . . . . . 100,796,865.55       20.72%

   a) Special Funding Account as of the end of the preceding
      Collection Period. . . . . . . . . . . . . . . . . . . . . . .      0.00             0.00%

6. Available Subordinated Amount as of the end of the preceding
      Collection Period. . . . . . . . . . . . . . . . . . . . . . .      0.00             0.00%

7. Minimum Transferor Percentage (net of Available Subordinated
   Amount) as of the end of the preceding Collection Period. . . . .  58,381,911.47       12.00%


C. INFORMATION REGARDING THE ALLOCATION OF COLLECTIONS

1. Floating Allocation Percentage

Series 1994-1 Investor Percentage. . . . . . . . . . . . . . . . . .     34.05%
Series 1995-1 Investor Percentage. . . . . . . . . . . . . . . . . .     22.70%
Series 1998-1 Investor Percentage. . . . . . . . . . . . . . . . . .     15.90%
Transferor Percentage. . . . . . . . . . . . . . . . . . . . . . . .     27.36%
                                                                        ------
                                                                        100.00%

2. Fixed Allocation Percentage

Series 1994-1 Investor Percentage. . . . . . . . . . . . . . . . . .       NA
Series 1995-1 Investor Percentage. . . . . . . . . . . . . . . . . .       NA
Series 1998-1 Investor Percentage. . . . . . . . . . . . . . . . . .       NA
Transferor Percentage. . . . . . . . . . . . . . . . . . . . . . . .       NA

3. Allocation of Yield Collections

Yield Collections allocable to Series 1994-1 . . . . . . . . . . . .   2,785,687.76
Yield Collections allocable to Series 1995-1 . . . . . . . . . . . .   1,857,125.17
Yield Collections allocable to Series 1998-1 . . . . . . . . . . . .   1,300,663.62
                                                                       ------------
Aggregate Investor Yield Collections.  . . . . . . . . . . . . . . .   5,943,476.54
Yield Collections allocable to the Transferor. . . . . . . . . . . .   2,238,432.42
                                                                       ------------
Total allocable Yield Collections. . . . . . . . . . . . . . . . . .   8,181,908.96

4. Allocation of Special Funding Account Income
  (allocated and distributed to the Transferor during the Revolving Period)

Special Funding Account Income allocable to Series 1994-1. . . . . .      0.00
Special Funding Account Income allocable to Series 1995-1. . . . . .      0.00
Special Funding Account Income allocable to Series 1998-1. . . . . .      0.00
                                                                          ----
Aggregate Investor Special Funding Account Income. . . . . . . . . .      0.00
Special Funding Account Income allocable to the Transferor . . . . .      0.00
                                                                          ----
Total allocable Special Funding Account Income . . . . . . . . . . .      0.00


C. INFORMATION REGARDING THE ALLOCATION OF COLLECTIONS, Cont...
---------------------------------------------------------------

                                                                        $ Amount
                                                                        --------
5. Allocation of Defaults

Defaults allocable to Series 1994-1 (Investor Default Amount). . . .     6,977.17
Defaults allocable to Series 1995-1 (Investor Default Amount). . . .     4,651.44
Defaults allocable to Series 1998-1 (Investor Default Amount). . . .     3,257.70
                                                                        ---------
Aggregate Investor Default Amount. . . . . . . . . . . . . . . . . .    14,886.31
Defaults allocable to the Transferor . . . . . . . . . . . . . . . .     5,606.48
                                                                        ---------
 Total allocable Defaults. . . . . . . . . . . . . . . . . . . . . .    20,492.80

6. Allocation of Principal Collections

Principal Collections allocable to Series 1994-1 . . . . . . . . . .  43,295,540.29
Principal Collections allocable to Series 1995-1 . . . . . . . . . .  28,863,693.53
Principal Collections allocable to Series 1998-1 . . . . . . . . . .  20,191,539.73
                                                                     --------------
Aggregate Investor Principal . . . . . . . . . . . . . . . . . . . .  92,350,773.56
Principal Collections allocable to the Transferor. . . . . . . . . .  34,813,575.19
                                                                     --------------
Total allocable Principal. . . . . . . . . . . . . . . . . . . . . . 127,164,348.75

7. Allocation of Collection Account Income (allocated and distributed Series to 1994-1, Series 1995-1 and Series 1998-1 during an Early Amortization Period)

Collection Account Income allocable to Series 1994-1 . . . . . . . .      0.00
Collection Account Income allocable to Series 1995-1 . . . . . . . .      0.00
Collection Account Income allocable to Series 1998-1 . . . . . . . .      0.00
                                                                          ----
Aggregate Investor Collection Account. . . . . . . . . . . . . . . .      0.00
Collection Account Income allocable to the Transferor. . . . . . . .     201.98
Total allocable Collection Account . . . . . . . . . . . . . . . . .     201.98


D. INFORMATION REGARDING YIELD COLLECTIONS & INVESTMENT INCOME (YIELD FUNDS)
----------------------------------------------------------------------------

                                                                       Series 1994-1   Series 1995-1   Series 1998-1   Aggregate
                                                                       -------------   -------------   -------------   ---------
1. Yield Collections (including "finance charges") allocable to
   Series 1994-1, Series 1995-1 and Series 1998-1 during the
   preceding Collection Period were. . . . . . . . . . . . . . . . .   2,785,687.76    1,857,125.17    1,300,663.62   5,943,476.54

2. Principal Funding Account investment income during the
   preceding Collection Period was . . . . . . . . . . . . . . . . .      0.00             0.00            ---            0.00

3. Special Funding Account investment income allocable to
   Series 1994-1, Series 1995-1 and Series 1998-1 during the
   preceding Collection Period were. . . . . . . . . . . . . . . . .      0.00             0.00            0.00           0.00

4. Collection Account investment income allocable to Series 1994-1,
   Series 1995-1 and Series 1998-1 during the preceding Collection
   Period were . . . . . . . . . . . . . . . . . . . . . . . . . . .      0.00             0.00            0.00           0.00

5. Capitalized Interest Account Investment and Interest income
   (allocable Series 1998-1 only) during the preceding Collection
   Period was. . . . . . . . . . . . . . . . . . . . . . . . . . . .      ---              ---           1,820.50       1,820.50

6. Total Yield Funds allocable to Series 1994-1, Series 1995-1
   and Series the preceding Collection Period were . . . . . . . . .   2,785,687.76    1,857,125.17    1,302,484.12   5,945,297.04

   a. Total Yield Funds allocable to Series 1994-1, Series 1995-1 and annual percentage of the Invested Amount as of the
      beginning of the preceding Collection Period were. . . . . . .     18.27%           18.27%          18.30%         18.28%


E. INFORMATION REGARDING THE DISTRIBUTION OF YIELD COLLECTIONS and INVESTMENT INCOME ALLOCABLE
      TO SERIES 1994-1, SERIES 1995-1 AND SERIES 1998-1

                                                                           Series 1994-1   Series 1995-1  Series 1998-1  Aggregate
                                                                           -------------   -------------  -------------  ---------
1.  Total Yield Funds allocable to Series 1994-1, Series 1995-1 and
    Series 1998-1.....................................................     2,785,687.76    1,857,125.17   1,302,484.12  5,945,297.04

2.  Plus Draw on Capitalized Interest Account (for Series 1998-1
    only).............................................................          ---             ---           0.00          0.00

3.  Total Yield Funds allocable to Series 1994-1, Series 1995-1 and
    Series 1998-1, including draw on Capitalized Interest Account
    for Series 19981..................................................     2,785,687.76    1,857,125.17   1,302,484.12  5,945,297.04

4.  Less Class A Monthly Interest paid................................      781,250.00      516,666.67     364,498.86   1,662,415.53

      Class A Certificate Rate........................................        6.250%          6.200%         5.600%
         - CP Rate (applicable to Series 1998-1 only).................          ---             ---          5.600%
         - Euro Dollar Rate (applicable to Series 1998-1 only)........          ---             ---          6.156%
         - Base Rate (applicable to Series 1998-1 only)...............          ---             ---          9.000%

5.  Less Class A Past Due Monthly Interest paid.......................         0.00            0.00           0.00          0.00

6.  Less Class B Monthly Interest paid................................      176,981.71      117,987.80      52,067.37    347,036.88

7.  Less Class B Past Due Monthly Interest paid.......................         0.00            0.00           0.00          0.00

8.  Less [program] Fees paid (applicable to Series 1998-1 only).......          ---             ---         11,390.70     11,390.70

9.  Less Past Due Program Fees paid (Series 1998-1 only)..............          ---             ---           0.00          0.00

10. Less Monthly Servicing Fee paid...................................      304,878.05      203,252.03     142,184.56    650,314.64

11. Less Past Due Monthly Servicing Fee paid..........................         0.00            0.00           0.00          0.00

12. Less Reimbursement of previously unreimbursed Class A Charge-Offs.         0.00            0.00           0.00          0.00
    (distributed as Excess Principal during the Revolving Period)

13. Plus Reallocated Transferor Principal.............................         0.00            0.00           0.00          0.00

14. Less Investor Default Amount......................................       6,977.17        4,651.44       3,257.70      14,886.31
    (Excess Principal during the Revolving Period)

15. Less Interest on previously unreimbursed Class B Charge-Offs......         0.00            0.00           0.00          0.00

16. Less Reimbursement of previously unreimbursed Class B Charge-Offs.         0.00            0.00           0.00          0.00
    (Excess Principal during the Revolving Period)

17. Equals Remaining Yield Funds allocable to Series 1994-1, Series
    1995-1 (including draw on Capitalized Interest Account for Series
    1998-1)...........................................................     1,515,600.83    1,014,567.22    729,084.93   3,259,252.98


                                        5

F. INFORMATION REGARDING MONTHLY DISTRIBUTION SHORTFALLS TO SERIES 1994-1, SERIES 1995-1 and SERIES 1998-1

                                                                           Series 1994-1   Series 1995-1  Series 1998-1  Aggregate
                                                                           -------------   -------------  -------------  ---------

1.   Class A Monthly Interest shortfall during the preceding
     Collection Period..............................................           0.00             0.00           0.00         0.00

2.   Class B Monthly Interest shortfall during the preceding
     Collection Period..............................................           0.00             0.00           0.00         0.00

3.   Monthly Servicing Fee shortfall during the preceding Collection
     Period.........................................................           0.00             0.00           0.00         0.00

4.   Monthly Program Fees shortfall during the preceding Collection
     Period.........................................................            ---             ---            0.00         0.00

5.   Class A Investor Charge-Offs during the preceding Collection
     Period.........................................................           0.00             0.00           0.00         0.00

6.   Class B Investor Charge-Offs during the preceding Collection
     Period.........................................................           0.00             0.00           0.00         0.00

7.   Cumulative Unreimbursed Class A Investor Charge-Offs...........           0.00             0.00           0.00         0.00

8.   Cumulative Unreimbursed Class B Investor Charge-Offs...........           0.00             0.00           0.00         0.00

9.   Cumulative Reallocated Transferor Principal....................           0.00             0.00           0.00         0.00


                                        6

G. INFORMATION REGARDING THE CALCULATION AND DISTRIBUTION OF PRINCIPAL


                                                                          Series 1994-1  Series 1995-1  Series 1998-1    Aggregate
                                                                          -------------  -------------  -------------    ---------
1.   Available Principal Funds (funds on deposit in the Collection for Account principal distribution)

  a) Remaining Yield Funds allocable to Series 1994-1, Series 1995-1
     and Series 1998-1................................................         0.00           0.00          0.00           0.00
     (distributed to Transferor during Revolving Period)

  b) Principal Collections allocable to Series 1994-1, Series 1995-1
     and Series 1998-1.........................................           43,295,540.29  28,863,693.53  20,191,539.73  92,350,773.56

  c) Investor Defaults..............................................         6,977.17       4,651.44      3,257.70       14,886.31

  d) Reallocated Transferor Principal.................................         0.00           0.00          0.00           0.00

  e) Principal Collections allocable to the Transferor................         0.00           0.00      34,813,575.19  34,813,575.19

  f) Balance of Special Funding Account (Undistributed Principal               0.00           0.00          0.00           0.00
     Collections).....................................................
       (retained in Collection Account during the Revolving Period)

  g)  Beginning balance of Undistributed Principal Collections .......          --             --           0.00           0.00

  h) Excess Principal from Series 1994-1, Series 1995,1 and Series             0.00           0.00          0.00           0.00
     1998-1
            1) From Series 1994-1.....................................          --            0.00          0.00           0.00
            2)  From Series 1995-1....................................         0.00            --           0.00           0.00
            3)  From Series 1998-1....................................         0.00           0.00           --            0.00

  i)   Total Available Principal Funds................................    43,302,517.46  28,868,344.97  55,008,372.63 127,179,235.06
2.  Principal Paid to Class A.........................................         0.00           0.00          0.00           0.00

3.  Undistirbuted Principal Collections...............................          --             --       4,088,549.08   4,088,549.08

4.  Class B Monthly Principal.........................................         0.00           0.00       514,017.79     514,017.79

5.  Excess Principal Collections......................................    43,302,517.46  28,868,344.97  50,538,652.74 122,709,515.17

7.  Series 1998-1 Additional Invested Amount..........................         ---            ---        132,846.98     132,846.98

       a) Class A Additional Invested Amount..........................         ---            ---        132,846.98     132,846.98

       b) Class B Additional Invested Amount..........................         ---            ---           0.00           0.00




H. INFORMATION REGARDING THE PRINCIPAL FUNDING ACCOUNT


                                                                                      Series      Series       Series
                                                                                      1994-1      1995-1       1998-1    Aggregate
                                                                                      ------      ------       ------    ---------
1.   Principal Funding Account amount as of the beginning of the
     preceding Collection Period..................................................     0.00        0.00         ---         0.00

2.   Plus Class A principal deposits made during the preceding Collection Period..     0.00        0.00         ---         0.00

3.   Less principal withdrawals made during the preceding Collection Period.......     0.00        0.00         ---         0.00

4.   Principal Funding Account amount as of the end of the
     preceding Collection Period..................................................     0.00        0.00         ---         0.00

5.   Principal Funding Account investment income during the preceding
     Collection Period............................................................     0.00        0.00         ---         0.00

6.   Principal Funding Account investment rate during the preceding
     Collection Period............................................................    0.00%       0.00%         ---        0.00%


I. INFORMATION REGARDING TRANSFEROR SUBORDINATION EVENT TRIGGERS


                                                                                      Series      Series       Series
                                                                                      1994-1      1995-1       1998-1    Aggregate
                                                                                      ------      ------       ------    ---------
Transferor Subordination Event ? .................................................      NO          NO           NO

Required Transferor Subordination Amount..........................................     0.00        0.00         0.00        0.00

Required Transferor Subordination Amount (% Class A Adjusted Invested Amount).....    0.00%       0.00%        0.00%

Available Subordinated Amount as of the end of the preceding
Collection Period.................................................................     0.00        0.00         0.00        0.00


                                                                                     Trigger      Actual   Subord. Event ?
TRANSFEROR SUBORDINATION EVENT TRIGGERS                                               Level       Level       (1=yes)
                                                                                      ------      ------       ------
1. Minimum November through April Monthly Payment Rate (3-mo moving avg)..........    10.00%      20.66%         0

2. Minimum May through October Monthly Payment Rate (3-mo moving  avg)............    13.00%      20.66%         0

3. Maximum All-Terrain Vehicles (as % of Pool Balance)............................    33.33%      21.81%         0

4. Maximum other than motorcycles, scooters, water vehicles,
   all-terain vehicles, outboard and snow mobiles (as % of Pool  Balance).........    10.00%      1.36%          0

5  Maximum Dealer "holdbacks" on non-sold products plus Sales
   Program Discounts..............................................................    5.00%       0.10%          0

6. Maximum Fiscal Year New Accounts as a % of Beginning Fiscal
 Year Total Accounts..............................................................    8.00%       1.36%          0

7. Maximum Fiscal Quarter New Accounts as a % of Beginning Fiscal
   Quarter Total Accounts.........................................................    5.00%       1.36%          0

8. Maximum Defaulted Receivables minus Recoveries plus
   Repossessions (as an Annual % of Pool Balance) (3-month moving  average).......    7.50%       0.73%          0




J. INFORMATION REGARDING EARLY AMORTIZATION EVENT TRIGGERS


Series 1994-1 Early Amortization Event ? .........................................                  NO
Series 1995-1 Early Amortization Event ? .........................................                  NO
Series 1998-1 Early Amortization Event ? .........................................                  NO


                                                                                                  Series       Series      Series
Early Amortization Event Triggers                                                    Trigger      1994-1       1995-1      1998-1
                                                                                     -------      ------       ------      ------

1.  a. Min Class B Invested Amt as a % of Class A Inv Amt (Series 1994-1).........    17.00%      21.95%         NA          NA
    b. Min Class B Invested Amt as a % of Class A & B Inv Amt (Series 1995-1).....    17.50%        NA         18.00%        NA
    c. Min Class B Invested Amt as a % of Class A & B Inv Amt (Series 1998-1).....    11.00%        NA           NA        11.50%

2. Max consecutive months that Special Funding Account may exceed  $0.............      12

3. Minimum Transferor Interest ( ** note ** below)................................    10.00%      12.00%       12.00%      12.00%

4. Minimum Transferor Interest (** note ** below]  if "finance charge" yield
  (expressed
   as an annual percentage of the Pool Balance) is less than  6%..................    12.00%      12.00%       12.00%      12.00%

5. Minimum November through April Monthly Payment Rate (3-mo moving  avg).........    8.00%       20.66%       20.66%      20.66%

6. Minimum May through October Monthly Payment Rate (3-mo moving  avg)............    11.00%      20.66%       20.66%      20.66%

7. Maximum Defaulted Receivables minus Recoveries plus Repossessions
   (as an annual % of Pool Balance) (3-mo moving avg).............................    10.00%      0.73%        0.73%       0.73%

8. Class B Invested Amount is less than Initial Class B Invested Amount
   for three consecutive periods..................................................              32,926,829   21,951,220     ---



------------------------------------------------------------------------------------------------------------------------------------

** Note **:  For purposes of determining whether the Transferor Interest is greater than the Minimum
   Transferor Interest, the Transferor Interest is reduced by the principal component (1 minus the
   Discount Factor) of 10-day draft balances if the short term rating of DFS is not P-1 .

   Is the short term rating of DFS P-1 ?..............................................................                            NO
   Balance of  10-day Overdrafts as of the end of the preceding Collection Period.....................                 43,060,867.09

   Transferor Interest as of the end of the preceding Collection Period...............................                100,796,865.55
   Principal Component of 10-Day Draft balance as of the end of the preceeding Coll. Period...........                 42,414,954.08
                                                                                                                       -------------
   Adjusted Transferor Interest.......................................................................                 58,381,911.47
   Adjusted Transferor Interest (% TPC)...............................................................                        12.00%
   Minimum Transferor Interest........................................................................                 58,381,911.47


K. INFORMATION REGARDING THE SERVICER CASH COLLATERAL ACCOUNT

1.  Servicer Cash Collateral Account balance as of the beginning of the
    preceding Collection Period.......................................................................         1,297,916.67

2.  Servicer Cash Collateral Account balance as of the end of the
    preceding Collection Period.......................................................................         1,297,917.67

3.  Withdrawals from the Servicer Cash Collateral Account during the
    preceding Collection Period.......................................................................           5,987.09

4.  Investment Income and Deposits to the Servicer Cash Collateral Account during the
    preceding Collection Period.......................................................................           5,988.09

L. INFORMATION REGARDING DISTRIBUTIONS TO SERIES 1994-1, 1995-1 AND 1998-1 CLASS A CERTIFICATES


         Series            Amount                                       Explanation
         ------            ------                                       -----------
        1994-1          $781,250.00                                 Class A Monthly Interest
        1994-1          $0.00                                       Class A Principal  *
        1995-1          $516,666.67                                 Class A Monthly Interest
        1995-1          $0.00                                       Class A Principal  **
        1998-1          $364,498.86                                 Class A Monthly Interest
        1998-1          $3,955,702.10                               Class A Principal (Increase)/Reduction ***




   * Amount of Series 1994-1 Class A Principal deposited to Principal Funding AC =                       $0.00
  ** Amount of Series 1995-1 Class A Principal deposited to Principal Funding AC =                       $0.00
 *** Amount of Series 1998-1 Undistributed Principal deposited to Collection AC =                   $4,088,549.08

                                                 NAME:     KEVIN FUJIMOTO
                                                       ------------------------
                                                 TITLE:    TREASURER
                                                       ------------------------
                                       10